UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
October 18, 2022

URBAN EDGE PROPERTIES
URBAN EDGE PROPERTIES LP
(Exact name of Registrant as specified in its charter)

Maryland	(Urban Edge Properties)	001-36523	(Urban Edge Properties)	47-6311266
Delaware	(Urban Edge Properties LP)	333-212951-01	(Urban Edge Properties LP)	36-4791544
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York	NY	10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code:	(212)	956-2556

Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Urban Edge Properties

Title of class of registered securities	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.01 per share	UE	The New York Stock Exchange
Urban Edge Properties LP

Title of class of registered securities	Trading symbol	Name of exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Urban Edge Properties - Emerging growth company  ☐      Urban Edge Properties LP - Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
        Urban Edge Properties ☐                   Urban Edge Properties LP ☐

This Current Report on Form 8-K is filed by Urban Edge Properties, a Maryland real estate investment trust (the “Company”), and Urban Edge Properties LP, a Delaware limited partnership through which the Company conducts substantially all of its operations (the “Operating Partnership”). The Company is the sole general partner of the Operating Partnership.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer
On October 18, 2022, the Company and Jeffrey Mooallem entered into an employment agreement appointing Mr. Mooallem as Executive Vice President and Chief Operating Officer, effective January 9, 2023.
Mr. Mooallem, 53, is currently the President and Chief Executive Officer of Gazit Horizons, a U.S. subsidiary of Gazit Globe, a global real estate company, a position he has held since May 2017. Mr. Mooallem previously served as Senior Vice President – Managing Director of Federal Realty Investment Trust from June 2015 through May 2017, and President, West Coast of Equity One, Inc. from August 2011 through January 2015. He earned his J.D. from Fordham Law School and his Bachelor’s degree from Boston University.
There are no arrangements or understandings between Mr. Mooallem and any other person pursuant to which Mr. Mooallem was appointed as Executive Vice President and Chief Operating Officer. There are no family relationships between Mr. Mooallem and any trustee, executive officer, or any person nominated to become a trustee or executive officer of the Company, and Mr. Mooallem does not have an interest in any transaction that would be reportable under Item 404(a) of Regulation S-K.

Mooallem Employment Agreement

On October 18, 2022, the Company entered into an employment agreement (the “Employment Agreement”) with Mr. Mooallem in connection with his appointment as Executive Vice President and Chief Operating Officer. The Employment Agreement provides for Mr. Mooallem’s employment to commence on February 1, 2023, or such earlier date mutually agreed by the Company and Mr. Mooallem, with a term of four years following the commencement date.
The Employment Agreement provides that Mr. Mooallem will be entitled to an annual base salary of not less than $625,000. He will also be entitled to an annual cash bonus ranging from 50% to 175% of the base salary (50% if threshold performance is achieved, 100% if target performance is achieved and 175% if maximum performance is achieved, pursuant to certain pre-established Company and individual-specific performance metrics established by the Compensation Committee of the Board). Mr. Mooallem also will be entitled to receive annual grants of LTIP Units in the Operating Partnership for each year, beginning with 2023, with a fair value at the grant date equal to $1,250,000, of which (x) 50% will be time-based LTIP Units subject to annual vesting ratably over three years from the grant date, subject to continued employment and (y) 50% will be performance LTIP Units subject to a three-year measurement period, 50% of which will vest on the third anniversary of the grant date, 25% of which will vest on the fourth anniversary of the grant date and 25% of which will vest on the fifth anniversary of the grant date, in each case, based on such criteria as may be determined by the Company in its sole discretion, which may include one or more performance-based hurdles.
If Mr. Mooallem’s employment is terminated by the Company without cause or by Mr. Mooallem for good reason (in each case, as defined in the Employment Agreement), subject to his execution of a release, Mr. Mooallem will be entitled to (1) a lump sum payment of the Severance Amount, (2) a Pro Rata Bonus paid at the time bonuses are otherwise paid, (3) the Medical Benefits, and (4) vesting of all outstanding unvested equity awards that are subject to vesting based solely on continued employment. For these purposes:
•The “Severance Amount” equals 1.5 times the sum of Mr. Mooallem’s base salary and target annual bonus, unless the termination is within three months prior to, in connection with or within two years following a change in control of the Company (a “Qualifying CIC Termination”), in which case it equals 2.5 times the sum of Mr. Mooallem’s base salary and target annual bonus.
•The “Pro Rata Bonus” equals a pro rata portion of Mr. Mooallem’s annual bonus for the year of termination based on actual performance or, on a Qualifying CIC Termination, the greater of that amount and Mr. Mooallem’s target annual bonus.
•The “Medical Benefits” require the Company to provide Mr. Mooallem medical insurance coverage substantially identical to that provided to other senior executives for one year following termination or, on a Qualifying CIC Termination, for two years following termination, in each case subject to applicable law.
If Mr. Mooallem’s employment is terminated without cause upon or after the expiration of the employment period under the Employment Agreement, Mr. Mooallem will be entitled, subject to his execution of a release, to vesting of all outstanding unvested equity awards that are subject to vesting based solely on continued employment and a pro-rated annual bonus for the year of termination.
Mr. Mooallem is subject to non-competition and non-solicitation of employees covenants through the one-year anniversary of the date Mr. Mooallem’s employment terminates for any reason.
The foregoing summary of the Employment Agreement does not constitute a complete description of, and is qualified in its entirety by reference to, the terms of the Employment Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Departure of Chief Operating Officer
On October 18, 2022, the Company and Christopher J. Weilminster determined that he would step down from his position as Executive Vice President and Chief Operating Officer of the Company, effective November 18, 2022. Mr. Weilminster’s departure as Executive Vice President and Chief Operating Officer of the Company was not related to any disagreements with the Company or any matter regarding the Company’s financial results, operations, policies or practices.

Item 7.01    Regulation FD Disclosure.

On October 19, 2022, the Company issued a press release announcing the appointment of Mr. Mooallem as, and the departure of Mr. Weilminster as, Executive Vice President and Chief Operating Officer, a copy of which is furnished herewith as Exhibit 99.1. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any filing of the Company or the Operating Partnership under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

10.1	Employment Agreement between Urban Edge Properties and Jeffrey Mooallem
99.1	Press release dated October 19, 2022
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

Date: October 19, 2022	By:	/s/ Robert C. Milton III
Robert C. Milton III, Executive Vice President and General Counsel

URBAN EDGE PROPERTIES LP
By: Urban Edge Properties, General Partner

Date: October 19, 2022	By:	/s/ Robert C. Milton III
Robert C. Milton III, Executive Vice President and General Counsel